Exhibit 99.1

 2022 Fiscal Year Annual Meeting  Friday, February 17, 2023  20

 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are made in good faith by Southwest Iowa Renewable Energy, LLC (“SIRE,” “us” or “we”) and are identified by including terms such as “may,” “will,” “should,” “expects,” “anticipates,” “estimates,” “plans,” or similar language. In connection with these safe-harbor provisions, SIRE has identified in its annual report on Form 10-K, and in its other filings with the SEC, important factors that could cause actual results to differ materially from those contained in any forward- looking statement made by or on behalf of SIRE, including, without limitation, the risk and nature of our business and the effects of general economic conditions on us. We may experience significant fluctuations in future operating results due to a number of economic conditions, including, but not limited to, competition in the ethanol industry, commodity market risks, financial market risks, counter-party risks, and risks associated with changes to federal policy or regulation. The cautionary statements and risk factors in this disclaimer and our Form 10-K expressly qualify all of SIRE’s forward-looking statements in this presentation. The forward-looking statements contained in this presentation are included in the safe harbor protection provided by Section 27A of the Securities Act of 1933. SIRE further cautions that such factors are not exhaustive or exclusive. SIRE does not undertake to update any forward-looking statement which may be made from time to time by or on behalf of SIRE unless an update is required by applicable securities laws.  FORWARD-LOOKING STATEMENTS AND DISCLAIMER  20

 Business Meeting Agenda  Karol King – Chairman of the Board  Call the Meeting to Order – Welcome Report on Notice of Meeting/Quorum Adjournment of Business Meeting  20

 Company Update  Mike Jerke – CEO/President  20

 FY 2022 Recap  Margin opportunities  Decarbonization  Staffing  USDA Climate Smart Commodities Grant award  Inflation Reduction Act of 2022  Opportunity evaluation  Facilities  Ongoing Team development  20

 Financial Highlights (In millions other than book value.)  Metric  FY 2020  FY 2021  FY 2022  Thru  12/31/22  Revenue  $198.6  $302.8  $387.1  $95.2  Crush Margin  $55.3  $69.4  $119.2  $18.7  MEBITDA  $11.3  $22.6  $63.9  $4.7  Net Income  $(0.4)  $8.6  $57.7  $0.7  Total Equity  $65.8  $74.4  $120.9  $99.2*  Book value per share  $7,332  $8,288  $13,474  $11,048*  Total shares  8,975  8,975  8,975  8,975  *Distribution of $2,500 per share, $22.4 million total, issued December 2022.  20

 Metric  FY 2020  FY 2021  FY 2022  Thru 12/31/22  Ethanol Yield (gpb)  2.880  2.931  2.928  2.920*  Corn Oil Yield (ppb)  0.94  0.94  1.09  1.07  Ethanol Price ($/gal)  1.24  1.76  2.41  2.23  Corn Cost ($/bu)  3.48  5.47  6.43  6.90  Revenue ($/gal)  1.73  2.36  3.18  3.25  Variable Expense ($/gal)  0.207  0.217  0.276  0.279*  Fixed Expense ($/gal)  0.131  0.107  0.146  0.138*  Gen & Admin ($/gal)  0.045  0.044  0.059  0.068*  EBITDA ($/gal)  0.097  0.168  0.524  0.161*  *Undenatured  20

 Annual Production Results 5-year (fiscal) Comparison  2018  2019  2020  2021  2022  Ethanol Production  127.9 mg  129.3 mg  117.8 mg  129.8 mg  121.9 mg  Corn Consumed (bu.)  43,432,000  44,533,000  40,903,000  44,305,000  41,838,000  Distillers Sales (tons)  408,650  411,300  387,900  410,500  427,400  Corn Oil Prod. (lbs)  38,976,800  43,548,500  38,528,500  41,748,000  45,713,000  Carbon Dioxide (tons)  100,950  100,600  104,059  107,300  93,674  20

 119.6  122.7  122.3  124.1  127.9  129.3  117.8  129.8  121.9  29.24  20.0  0.0  100.0  80.0  60.0  40.0  120.0  140.0  2014  2015  2016  2017  2020  2021  2022 Q1 '23  Million Gallons  2018 2019  Fiscal Year  Ethanol Production  20

 70.00  60.00  50.00  40.00  30.00  20.00  10.00  0.00  2014 2015 2016 2017 2018 2019 2020 2021 2022  thru  12/31/22  Cents per gallon  Costs  Fiscal Year  Production Depreciation Interest  20

 $48.61  $13.18  $4.51  $12.88  ($2.70)  ($8.50)  ($0.44)  $8.58   $57.76   $0.66  -$10.00  $0.00  $10.00  $40.00  $30.00  $20.00  $50.00  $60.00  $70.00  Million  -$20.00  2014 2015 2016 2017 2018 2019 2020 2021 2022 thru  Fiscal Year 12/31/22  Net Income  20

 $30.82   $78.12   $18.27  $25.29  $9.61  $2.97  $11.34  $22.63  $63.88  $4.72  $90.00  $80.00  $70.00  $60.00  $50.00  $40.00  $30.00  $20.00  $10.00  $0.00  Million  Fiscal Year  Modified EBITDA  20

 $57  $31  $27  $16  $19  $24  $53  $58  $15  $15  $0.00  $20.00  $40.00  $60.00  $100.00  $80.00  $120.00  $140.00  $124  Million  Fiscal Year  Historical Debt  Bank Debt  Sub Debt  20

 Debt Metrics  (millions)  FYE 2020  FYE 2021  FYE 2022  YTD  12/31/21  Bank Debt  $53.1  $57.5  $15.4  $15.2  Bank Debt/Gallon*  $0.41  $0.44  $0.12  $0.12  Interest Payments  $1.9  $2.0  $1.5  $0.3  *Based on 130 mgy production  20

 2.9  1.8   15.7   4.0  0  2  4  14  12  10  8  6  16  18  2020  2021  2022  Q1 '22  Million Gallons  Fiscal Year  Undenatured Ethanol Sales  20

 Benchmarking: Goal Upper 25% of IA/NE Plants  EBITDA  Year  IA/NE  FY 2018  76%  FY 2019  54%  FY 2020  53%  FY 2021  47%  FY 2022  31%  20

 Capital Expenditures  20

 Capital Expenditures  Ethanol storage expansion  1 – 1.5 million gallon tank  Completion Spring 2023  $2.9 million  Ethanol blending skid installation  Product optionality  Completion May 2023  $560k  Final storage ethanol tank floor replacement (2)  Integrity  Completion November 2023  $406k  20

 Capital Expenditures  Replace conveyors for DDG  $580k  Completion May 2023  Slurry Heating and Reduction of Backset  Increase DCO yield <or> increase energy efficiency  $3.6 million  Completion June 2023  20

 Carbon Intensity (CI)  Most recent  Formerly (prior to capex and improvements): 79.8  Current  Ethanol and DDG: 71.5  Ethanol and WDG: 61.2  Ethanol from CKF: 22.3  Opened up CA opportunity  Other  20

 Carbon Intensity (CI): How to go lower yet?  Continued focus on energy efficiency  Solid history  Combined Heat and Power  Carbon Capture Utilization and Storage  Regenerative Farming Practices  Cost/Benefit?  Inflation Reduction Act of 2022  20

 IRA 2022 and Decarbonization  45Q  Increased tax credit to $85 per tonne for storage in geologic  formations or $60 per tonne for EOR.  Provided an option for direct pay.  45Z  Credit for fuels that have lifecycle GHG emissions below 50 kgCO2e/mmBTU.  Up to $1 per gallon for fuel with a GHG emission rate of 0  kgCO2e/mmBTU.  Permanent storage of CO2 ~30 point reduction in CI  20

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 Regenerative Ag  USDA Climate Smart Commodities Grant  Provide premium to farmers for agronomic practices that reduce the CI of corn.  Demonstrate to regulatory agencies that farming practices have a positive benefit on lowering CI of corn.  Lower CI corn as feedstock drives value proposition for resulting ethanol production.  24

 Realizing low-carbon fuels, chemicals and by-products  Driving the Life-cycle GHG’s Emissions of Jet, Gasoline, and Diesel to Net Zero  Soil carbon capture has potential to drive negative life-cycle GHG emissions  100g/MJ  CO2 Emissions  Og/MJ  CO2 Emissions  Fossil GHG Emissions  Customers  Farm  Sustainable Fertilizer  Bio Gas Plant  Manure  25

 Offset vs. Insets: Capturing All Carbon Intensity Value  VS.  OFFSET CARBON MARKETS  Industry has focused on offsets and are used as a mitigation strategy for typically unrelated value chains  These programs trade carbon benefits, but don’t address  sustainability issues in their own value chain  25  INSET CREDITS TO VALUE CARBON  Verity will be creating carbon insets and tracking sustainability through  complex business systems  Creates a differentiated value proposition based on traceable, high-quality CI for value chain partners and customers  Allows carbon to be valued in the product or lifted and monetized/traded separately, depending on claims

 End to End Mapping of the Full Life Cycle  PRODUCT LIFECYCLE CI SCORE  Crop Farm  Bio Fuel Plant  Roadways  Corn  CI Score  Ethanol  CI Score  CI Score of Product Lifecycle  Tokenization  Tokenization  25

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 Questions and Answers  28

 Thank you!  28